Exhibit 10.45

EXECUTION COPY

THIRD AMENDMENT TO THE

TRANSFER AND ADMINISTRATION AGREEMENT

THIS THIRD AMENDMENT TO THE TRANSFER AND ADMINISTRATION AGREEMENT, dated as of January 22, 2010 (this “Amendment”), is entered into by and among (i) UNITED STATIONERS RECEIVABLES, LLC (the “SPV”), (ii) UNITED STATIONERS SUPPLY CO., as Originator (the “Originator”), (iii) UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller (the “Seller”) and as Servicer (the “Servicer”), (iv) ENTERPRISE FUNDING COMPANY LLC, as a conduit investor (“Enterprise Funding”) and (v) BANK OF AMERICA, NATIONAL ASSOCIATION, as an Alternate Investor (“Alternate Investor”) and Agent (the “Agent”).  Capitalized terms used and not otherwise defined herein are used as defined in the Transfer and Administration Agreement, including by reference therein, dated as of March 3, 2009 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Transfer Agreement”), among the SPV, the Originator, the Seller, the Alternate Investors party thereto, the Conduit Investors party thereto, the Class Agents party thereto and the Agent.

WHEREAS, the parties hereto desire to amend the Transfer Agreement in certain respects as provided herein;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Amendments to the Transfer Agreement.  The following amendments are made to the Transfer Agreement:

(a)           The definition of “Class Termination Date” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Class Termination Date:  For any Class, unless the related Class Agent elects otherwise, the date of termination of the commitment of any Program Support Provider under a Program Support Agreement with respect to such Class, it being understood that as of January 22, 2010, the commitment termination date for the Liquidity Agreement for the Enterprise Funding Class is January 21, 2011.”

(b)           The definition of “Commitment Termination Date” in Section 1.1 of the Transfer Agreement is hereby amended and restated in its entirety as follows:

“Commitment Termination Date:  January 21, 2011, or such later date to which the Commitment Termination Date may be extended by the SPV, the Agent, the Class Agents and some or all of the Alternate Investors (in their sole discretion).”

(c)           Schedule II (Specified Ineligible Receivables) of the Transfer Agreement is hereby deleted and replaced in its entirety with the Schedule II attached hereto.

SECTION 2.    Effective Date.  This Amendment shall become effective as of the date (the “Effective Date”) that (a) the Agent shall have received counterparts hereof duly executed by each of the parties hereto and (b) the Agent shall have received counterparts of the Amendment 2 to the Liquidity Asset Purchase Agreement for the Enterprise Funding Class, dated as of date hereof, duly executed by each of the parties thereto.

SECTION 3.    Representations and Warranties.

Each of the Originator, the SPV, the Seller and the Servicer hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in the Transfer Agreement is true and correct on the date hereof, as if each such representation and warranty were made on the date hereof.

SECTION 4.    Transfer Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, the Transfer Agreement shall remain in full force and effect.  All references to the Transfer Agreement shall be deemed to mean the Transfer Agreement as modified hereby.  The parties hereto agree to be bound by the terms and conditions of the Transfer Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 5.    Consent of Performance Guarantor.

The Performance Guarantor hereby consents to the amendments to the Transfer Agreement set forth in this Amendment.

SECTION 6.    Miscellaneous.

6.1           This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment shall become effective upon the Agent’s receipt of counterparts of this Amendment, duly executed by all parties hereto (including the Performance Guarantor).

6.2           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

6.3           This Amendment may not be amended or otherwise modified except as provided in the Transfer Agreement.

6.4           Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition

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or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.5           THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

UNITED STATIONERS RECEIVABLES, LLC

By:
Name:
Title:

UNITED STATIONERS SUPPLY CO., as Originator

By:
Name:
Title:

UNITED STATIONERS FINANCIAL SERVICES LLC, as Seller and as Servicer

By:
Name:
Title:

[signatures continued on next page]

BANK OF AMERICA, NATIONAL ASSOCIATION, as an Alternate Investor and Agent

By:
Name:
Title:

ENTERPRISE FUNDING, as a Conduit Investor

By:
Name:
Title:

[signatures continued on next page]

Acknowledged and consented to by:

UNITED STATIONERS INC., as the Performance Guarantor

By:
Name:
Title:

[end of signatures]

SCHEDULE II

Specified Ineligible Receivables

SCHEDULE II

SPECIFIED INELIGIBLE RECEIVABLES

The Inkwell, Inc.

Dixie Office Products, Inc.

Prestige Office Products Inc.

West Office Supply (San Angel)

Dodson Group

Royal Office Products (Select)

AMO Office Supply

KEM Supply House

Midwest Office Supply

Bennett Printing and Office Supply

Hurricane Office

Star Office Products (Houston), TX

RFV Ent., Inc DBA Vesco

Zanesville Business Equipment

Markelsz Office Products

Market Street Stationers

Office Products AM

Rhinotek Computer

Office Bella

Econoffice Products and Supply

Paper Roll Products

Media South Computer Supply

Toner Express (a/k/a/ Veterans Office Products)

KM2 Inc.

Image Tech LLC

Mid Carolina Office

HMB Trading Group

Rite Aid Corporation

Costco, Inc.

E.J. Office Furniture, Inc.

Nelson Office Supply

Office Products, Inc. (Martin, TN)

American Product Distributors

UNEQ, Inc.

ARWEBB Office Equipment (Newark, OH)

Professional Office Products

Docs

Kerr Albert

Karr LLC

Accurate O/E Wooster

All About Offices, LLC